Exhibit 99.2

AMENDED AND RESTATED GUARANTY OF
AGILENT TECHNOLOGIES, INC.

FOR VALUE RECEIVED, receipt of which is hereby acknowledged, AGILENT TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”) hereby absolutely, unconditionally and irrevocably guarantees to Ebbets Funding Plc (the “Counterparty”) the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of Agilent Technologies World Trade, Inc., a corporation duly organized and existing under the laws of the State of Delaware (“World Trade”) now or hereafter existing under the terms of the Master Repurchase Agreement dated September 10, 2007 between the Counterparty and World Trade and the Transaction entered into thereunder (such Master Repurchase Agreement and the Transaction collectively, the “Repo Agreement”) (including, without limitation, any extensions, modifications, substitutions, amendments of the Repo Agreement), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Counterparty in enforcing any rights under this Guaranty or the Repo Agreement. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by World Trade to the Counterparty under or in respect of the Repo Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving World Trade.

This agreement amends and restates in its entirely as of the date hereof the Guaranty of Agilent Technologies, Inc. dated January 27, 2006 in favor of Fenway Capital, LLC.

The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Repo Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Counterparty with respect thereto. The obligations of the Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations of World Trade under or in respect of the Repo Agreement, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against World Trade or whether World Trade is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the following:

(a)                                  any lack of validity or enforceability of the Repo Agreement or any agreement or instrument relating thereto;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other amendment or waiver of or any consent to departure from the Repo Agreement, including, without limitation, any increase in the Guaranteed Obligations or otherwise;

(c)                                  any change, restructuring or termination of the corporate structure or existence of World Trade or any of its Subsidiaries;

(d)                                 any failure of the Counterparty to disclose to World Trade or the Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Guarantor or World Trade, as the case may be, now or hereafter known to the Counterparty (the Guarantor waiving any duty on the part of the Counterparty to disclose such information); or

(e)                                  any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Counterparty that might otherwise constitute a defense available to, or a discharge of, World Trade or the Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Counterparty or any other Person upon the insolvency, bankruptcy or reorganization of World Trade or otherwise, all as though such payment had not been made.

The Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Counterparty exhaust any right or take any action against World Trade or any other Person or any Purchased Securities.

The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

The Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Counterparty that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Guarantor or other rights of the Guarantor to proceed against World Trade and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of the Guarantor hereunder.

The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against World Trade unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be received and held in trust for the benefit of the Counterparty, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Counterparty in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Repo Agreement. If (i) the Guarantor shall make payment to the Counterparty of all or any part of the Guaranteed Obligations, and (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, the Counterparty will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by the Guarantor pursuant to this Guaranty.

This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Counterparty and its successors, permitted transferees and permitted assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, the Counterparty may assign or otherwise transfer all or any portion of its rights and obligations under the Repo Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Counterparty herein or otherwise, in each case as and to the extent provided in the Repo Agreement. The Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Counterparty.

This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed in its corporate name by its duly authorized representative.

AGILENT TECHNOLOGIES, INC.
as the Guarantor

By:	/s/ Adrian T. Dillon
	Name:	Adrian T. Dillon
	Title:	Executive Vice President,
Finance and Administration,
Chief Financial Officer

Date: September 10, 2007

By:	/s/ Marie Oh Huber
	Name:	Marie Oh Huber
	Title:	Vice President,
Deputy General Counsel and
Assistant Secretary

Date: September 10, 2007